UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 14, 2005

Glowpoint, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-25940	77-0312442

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Long Avenue Hillside, NJ 07205

(Address of Principal Executive Officers) (Zip Code)

(973) 282-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since past report)

Item 8.01.	Other Events.

On April 5, 2004, Glowpoint, Inc. (the “Company”) filed with the Securities and Exchange Commission a registration statement on Form S-3 (Registration No. 333-114207) (the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.0001 par value (“Common Stock”), preferred stock, warrants and debt securities with a maximum aggregate offering price of $100,000,000. The Registration Statement was declared effective on April 16, 2004.

Subsequently, on March 14, 2005, the Company entered into a Common Stock Purchase Agreement with several unrelated institutional investors in connection with the offering of (i) an aggregate of 6,766,667 shares of its Common Stock and (ii) warrants to purchase up to an aggregate of 2,706,667 shares of its Common Stock (the “Warrants”) and (iii) the shares of Common Stock (the “Warrant Shares”) to be issued upon exercise of the Warrants (collectively, the “Offering”), all of which Common Stock and Warrant Shares are being or will be issued pursuant to the Registration Statement. The Company received proceeds from the sale of these shares and Warrants equal to approximately $10,150,000, less the Company’s expenses relating to the sale, which are estimated to be $760,500, a portion of which represents investment advisory fees which are discussed in more detail below. As noted above, as part of the Offering, the Company issued Warrants to purchase up to an aggregate of 2,706,667 shares of its Common Stock. These Warrants are exercisable for a five-year term and have an exercise price of $2.40 per share. The Warrants may be exercised by cash payment of the exercise price or by “cashless exercise.” “Cashless exercise” means that in lieu of paying the aggregate exercise price for the shares being purchased upon exercise of the Warrant in cash, the holder will forfeit a number of shares underlying the Warrant with a market value equal to such aggregate exercise price. Accordingly, the Company will not receive additional proceeds to the extent the Warrants are exercised by cashless exercise.

Burnham Hill Partners, a division of Pali Capital, Inc., has been retained to act as the Company’s financial advisor in connection with potential capital raising activities, including interacting with potential investors regarding pricing and structuring of the shares of Common Stock and Warrants issued in the Offering. The Company agreed to pay to the financial advisor a fee in the amount of $710,500 in connection with the sale of the shares of Common Stock and Warrants issued in the Offering.

The terms of the transaction are more fully set forth in the form of Common Stock Purchase Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Warrants is subject to the terms and conditions of the form of Warrant which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Company’s press release dated March 14, 2005, announcing the Offering, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma financial Information.

Not applicable.

(c)	Exhibits.

	Exhibit No.	Description

	4.1	Form of Warrant.
	10.1	Form of Common Stock Purchase Agreement dated as of March 14, 2005.
	99.1	Text of Press Release dated as of March 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

Dated: March 16, 2005
/s/ Gerard E. Dorsey

Gerard E Dorsey
Chief Financial Officer and Executive Vice President, Finance